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EXHIBIT A Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 23 of 51

1 CORPORATE GOVERNANCE TERM SHEET CREDIT FOR PRIOR ACTIONS TAKEN BY CV SCIENCES, INC. To the extent that (a) any changes, modifications, and improvements to CV Sciences, Inc., previously known as CannaVest Corp. (“CV Sciences” or the “Company”) corporate governance and business ethics practices, and (b) any changes to CV Sciences’ Board of Directors (“Board”) or management personnel were made by the Company following the initiation of the derivative action captioned Lamont, et al. v. Mona, Jr., et al., No. 2:15-cv- 00481 (U.S.D.C., District of Nevada) (the “Derivative Action”), the Board, acting by unanimous resolution, has determined and acknowledges that the filing and pendency of the action entitled Lamont v. Mona, et al., Case No. Civil Action No.: 2:15-cv-00481-RFB-VCF (D. Nev.) (the “Derivative Action”) was a contributing factor thereto. CV Sciences further acknowledges and agrees that the filing, pendency and settlement of the Derivative Action contributed to the Company’s decision to adopt, implement and maintain the Reforms, and CV Sciences and its Board also acknowledge and agree that the Reforms confer a material corporate benefit upon CV Sciences and its stockholders. CORPORATE GOVERNANCE REFORMS Except as otherwise set forth herein, the Company shall implement changes, modifications, and improvements to CV Sciences’ corporate governance and business ethics practices (the “Reforms”) set forth below within sixty (60) days of final approval of the settlement of the Derivative Action. CV Sciences shall maintain the Reforms for at least four (4) years following final settlement approval, except for modifications required by applicable law, regulation, or fiduciary duty. The Reforms may be amended or eliminated only if the independent members of the Board determine in a good faith exercise of their business judgment that the implementation or maintenance of the Reform(s) would be contrary to applicable laws or regulations, including the Board’s fiduciary duties. In such event, the independent directors, to the extent their fiduciary obligations allow based upon their good faith exercise of business judgment, shall adopt an amended or substitute reform that addresses the same goals, purposes and/or functions of the original Reform(s) as soon as practicable. Any changes made pursuant to this provision shall be published in the Company’s next regular quarterly filing with the Securities and Exchange Commission. Any modification of the Reforms shall be publicly reported by CV Sciences. I. IMPROVEMENTS TO THE AUDIT COMMITTEE CV Sciences shall adopt a resolution to amend the Audit Committee Charter. The Audit Committee Charter shall be amended to account for the Related Party Transactions Policy and its responsibilities thereunder. This resolution shall sate: “In addition to those obligations set forth herein, the Audit Committee shall satisfy all of its obligations as set forth under the Related Party Transaction Policy.” Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 24 of 51

2 II. CORPORATE GOVERNANCE GUIDELINES Within ninety (90) days of final approval of the settlement of the Derivative Action, the Company’s Nominations and Corporate Governance Committee shall develop, formalize, and recommend to the Board a set of corporate governance guidelines as required by its present charter. The Corporate Governance Guidelines shall be promptly finalized, approved, adopted, and published by the Board III. THE RELATED PARTY TRANSACTION POLICY Currently, CV Sciences has a formal written policy relating to related party transactions (the “Related-Party Transactions Policy”). The Related Party Transaction Policy shall be amended to add: “To the extent they have not already done so, all Board members and executive officers shall submit to the Audit Committee and the Chief Financial Officer (“CFO”) an up-to-date list of companies in which they are a director, an officer, and/or of which they own a controlling interest, and to will promptly update the list when any changes occur.” IV. BOARD APPROVAL OF M&A TRANSACTIONS EXCEEDING $1,000,000 CV Sciences shall enact through resolution of the Bboard of Directors a new Internal Control requiring Board approval of all M&A transactions in excess of $1,000,000 with the following language: “Any merger or acquisition involving the Company which exceeds $1,000,000 shall be approved by simple majority vote of disinterested directors prior to the Company engaging in such transaction.” V. ADDITIONAL MATTERS In addition to the corrective actions described above, CV Sciences shall immediately complete and/or otherwise agrees to the following: a. Updating of All Governance Documents – All Company Corporate Governance Documents shall be revised to include its date of adoption and (at least) its last revision date. b. Publishing of Governance Documents – The Company shall post on its website, the Related Party Transactions Policy and the Corporate Governance Policy with its other governance documents. c. Board Resolution Required – Any stipulation of settlement entered into by the parties shall reflect that the Board, acting by unanimous resolution, has determined that: (i) the settlement confers substantial benefits on CV Sciences and its Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 25 of 51

3 stockholders; (ii) Plaintiff’s pursuit of the Derivative Action and subsequent resolution efforts were a contributing cause in CV Sciences’ implementation of the reforms outlined herein; and (iii) the settlement is, in all respects, fair, reasonable, and in the best interests of the Company and its stockholders; d. Notice of Proposed Settlement – The parties will propose that the reviewing court order notice of the proposed settlement to be given in the following manner: (i) publication of the notice of settlement in Investor’s Business Daily or GlobeNewswire; and (ii) inclusion of the notice of settlement and stipulation of settlement on the Company’s website. The Company shall pay for all costs associated with this notice program or any other form and manner of notice required by the reviewing court; and e. Attorneys’ Fees and Expenses – As part of the settlement, the Company and the Defendants agree to negotiate in good faith after the parties have agreed to all other material terms of the settlement for the purpose of agreeing on a reasonable amount of attorneys’ fees and expenses to the Derivative Plaintiff’s counsel and any terms related to payment of same. Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 26 of 51

EXHIBIT B Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 27 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Presented to the court for preliminary approval is a settlement of all claims asserted against all Defendants in the above-captioned action. The terms of the Settlement are set out in a Stipulation of Settlement executed by counsel for the Parties as of April 19, 2022 (“Stipulation”). All capitalized terms used herein have the meanings set forth and defined in the Stipulation. The Court, upon reviewing the Stipulation, declares that it is hereby ORDERED, ADJUDGED AND DECREED as follows: 1. CannaVest Corp. is now known as CV Sciences, Inc. (“CV Sciences”). 2. The Court has jurisdiction over the subject matter of the above-captioned action (“Derivative Action”), the Settlement, and over the Parties to the Stipulation. 3. The Court preliminarily finds that the proposed Settlement should be approved as being fair, reasonable, adequate, and in the best interests of CV Sciences and its shareholders. UNITED STATES DISTRICT COURT DISTRICT OF NEVADA OTILDA LAMONT, Derivatively on Behalf of CANNAVEST CORP., Plaintiff, v. MICHAEL MONA, JR., BART P. MACKAY, and LARRY RASKIN, Defendants, and CANNAVEST CORP., now known as CV Sciences, Inc. Nominal Defendant. Case No.: 2:15-cv-00481-RFB [PROPOSED] PRELIMINARY APPROVAL ORDER Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 28 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1 4. In connection with preliminary approval of the proposed Settlement, the Court preliminarily finds, for purposes of the Settlement, that the Derivative Action was properly brought pursuant to Federal Rule of Civil Procedure 23.1 as a shareholder derivative action on behalf of CV Sciences, and that Plaintiff fairly and adequately represents the interests of CV Sciences shareholders in enforcing the rights of CV Sciences. 5. A hearing (“Final Hearing”) will be held on ____________ ____, 2022 at _:__ a.m./p.m. before the Honorable Richard Franklin Boulware II in Courtroom ___ of the United States District Court for the District of Nevada, 333 S Las Vegas Blvd, Las Vegas, NV 89101, pursuant to Federal Rule of Civil Procedure 23.1, to among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of CV Sciences and CV Sciences shareholders; (ii) consider any objections to the Settlement submitted in accordance with the Notice; (iii) determine whether a Final Judgment substantially in the form attached as Exhibit C to the Stipulation should be entered, dismissing all claims in the Derivative Action with prejudice and releasing the Released Claims against the Released Persons; (iv) consider the payment to Plaintiff’s Counsel of attorneys’ fees and for the reimbursement of expenses (“Fee and Expense Award”); (v) consider the payment of a Service Award to Plaintiff to be paid from the Fee and Expense Award; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement. 6. CV Sciences shall cause the notice of the proposed Settlement, in the form attached as Exhibit B-1 hereto (“Notice”), to set forth the date for the Final Hearing at which the Court will decide whether to grant final approval of the Settlement. The Notice shall also include the general terms of the proposed Settlement set forth in the Stipulation, contact information for Plaintiff’s Counsel, the date of the Final Hearing, and shall note that a copy of the Stipulation of Settlement is posted on the Company’s website. Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 29 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 2 7. Within twenty (20) calendar days of the entry of this Order, CV Sciences shall, with all costs borne by CV Sciences’ insurers, (i) publish the Notice of Settlement in Investor’s Business Daily or GlobeNewswire; and (ii) include the Notice of settlement and stipulation of settlement on the Company’s website. The Notice shall be substantially in the form of the Notice attached as Exhibit B-1 to the Stipulation. The Parties believe the content and manner of such procedure constitutes adequate and reasonable notice to CV Sciences Shareholders pursuant to applicable law. Such notice is hereby found to be reasonable and sufficient under the circumstances, to comply with the provisions of Rule 23.1 of the Federal Rules of Civil Procedure and the requirements of due process of the United States Constitution, and to constitute due and sufficient notice to all Persons affected by the proposed Settlement and entitled to participate in the Final Hearing. Non-material changes to the form of the Notice may be made upon agreement by the Parties without further approval of the Court. 8. At least ten (10) days prior to the Final Hearing, counsel for CV Sciences shall file proof by declaration of the posting and publication of the Notice, as set forth in Paragraph 7 above. 9. Any CV Sciences Shareholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement, to any term of the Stipulation, or to the proposed Fee and Expense Award and Service Awards, may file an objection. An objector must file with the Court a written statement of his, her or its objection(s): (a) clearly indicating that objector’s name, mailing address, daytime telephone number, and e-mail address (if any); (b) stating that the objector is objecting to the proposed Settlement and/or proposed Fee and Expense Award and Service Awards; (c) specifying the reason(s), if any, for each such objection made, including any legal support and/or evidence that such objector wishes to bring to the Court’s attention or introduce in support of such objection; and (d) identifying and supplying documentation showing how many shares of CV Sciences common stock the objector Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 30 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 3 owned as of ____________, when the objector purchased or otherwise acquired such shares, and whether the objector still owns any such CV Sciences shares. 10. The objector must file such objections and supporting documentation with the Clerk of the Court, U.S. District Court, District of Nevada, Sandra Day O’Connor United States Courthouse, 333 Las Vegas Blvd South, Las Vegas, NV 89101 not later than twenty-one (21) days prior to the Final Hearing, and, by the same date, copies of all such papers must also be received by each of the following persons: Counsel for Plaintiff: Thomas J. McKenna GAINEY McKENNA & EGLESTON 501 Fifth Avenue, 19th Floor New York, NY 10017 Counsel for Defendants and BBHC: S. Todd Neal Sean M. Sullivan Eric A. Plourde PROCOPIO, CORY, HARGREAVES & SAVITCH LLP 525 B Street, Suite 2200 San Diego, CA 92101 An objector may file an objection on his, her or its own or through an attorney hired at his, her or its own expense. If an objector hires an attorney to represent him, her or it for the purposes of making such objection pursuant to this paragraph, the attorney must effect service of a notice of appearance on the counsel listed above and file such notice with the Court no later than twenty-one (21) days before the Final Hearing. Any CV Sciences Shareholder who does not timely file and serve a written objection complying with the terms of this paragraph shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred. Any submissions by the Parties in support of final approval of the Settlement shall be filed with the Court and served at least twenty-eight (28) days before the Final Hearing, and any submissions by the Parties in opposition to objections Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 31 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 4 or in reply shall be filed with the Court no later than seven (7) days before the Final Hearing. 11. Any objector who files and serves a timely, written objection in accordance with the instructions above and herein, may appear at the Final Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Final Hearing, however, in order to have their objections considered by the Court. Timely objectors or their attorneys intending to appear at the Final Hearing are required to indicate in their written objection (or in a separate writing submitted to the counsel listed in the preceding paragraph no later than twenty-one (21) days prior to the Final Hearing) that they intend to appear at the Final Hearing and identify any witnesses they may call to testify and exhibits they intend to introduce into evidence at the Final Hearing. Objectors or their attorneys intending to appear at the Final Hearing must also, no later than twenty-one (21) days prior to the Final Hearing, file with the Court, and serve upon counsel listed in the above paragraph, a notice of intention to appear, setting forth the name and address of anyone intending to appear. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall not be permitted to appear at the Final Hearing, except for good cause shown. 12. Defendants’ Counsel and Plaintiff’s Counsel shall promptly furnish all Parties with copies of any and all objections and notices of intention to appear that come into their possession. 13. Pending final determination of whether the Settlement should be approved, Plaintiff and all other CV Sciences Shareholders, and anyone who acts or purports to act on their behalf, shall not institute, prosecute, participate in, or assist in the institution, prosecution, or assertion of, any Released Claim against any of the Released Persons. 14. This Order shall become null and void, and shall be without prejudice to the rights of the Parties if the Settlement is terminated in accordance with the Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 32 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 5 Stipulation. In such event, paragraphs 14 and 16 of the Stipulation shall govern the rights of the Parties. 15. This Order shall not be construed or used as an admission, concession, or presumption by or against any of the Released Persons of any fault, wrongdoing, breach, or liability or as a waiver by any Party of any arguments, defenses, or claims he, she, or it may have in the event that the Stipulation is terminated, nor shall it be used in any manner prohibited by paragraphs 17 and 18 of the Stipulation. In the event this Order becomes of no force or effect, it shall not be construed or used as an admission, concession, or presumption by or against the Released Persons or the Plaintiff. 16. All proceedings in this action are stayed until further order of the Court, except as may be necessary to implement the Settlement or comply with the terms of the Stipulation and this Order. This Court retains exclusive jurisdiction over the Derivative Action to consider all further matters arising out of or connected with the Settlement. 17. The Court reserves the right to approve the Stipulation and the Settlement with modifications agreed to by the Parties and without further notice to any CV Sciences Shareholders. The Court further reserves the right to adjourn the date of the Final Hearing or modify any other dates set forth herein without further notice to CV Sciences Shareholders and retains jurisdiction to consider all further matters related to the Derivative Actions or the Settlement. The Court may decide to hold the Final Hearing telephonically or via video without further notice to CV Sciences shareholders. Any CV Sciences shareholder (or his, her or its counsel) who wishes to appear at the Final Hearing should consult the Court’s calendar and/or the CV Sciences’ corporate website for any change in date, time or format of the Final Hearing. Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 33 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 6 SO ORDERED this ____ day of ______, 2022. ____________________________ The Honorable Richard F. Boulware United States District Court Judge Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 34 of 51

EXHIBIT B-1 Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 35 of 51

TO: ALL PERSONS WHO OWNED CANNAVEST CORP., NOW KNOWN AS CV SCIENCES, INC. (“CV SCIENCES”), COMMON STOCK AS OF APRIL 18, 2022. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IT CONTAINS IMPORTANT INFORMATION ABOUT YOUR LEGAL RIGHTS. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF A SHAREHOLDER DERIVATIVE ACTION AND CLAIMS ASSERTED ON BEHALF OF BBHC (THE “ACTION”). IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTION, SHAREHOLDERS OF CV SCIENCES AND CV SCIENCES WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. THESE ACTIONS ARE NOT “CLASS ACTIONS.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. On April 19, 2022, CV Sciences, Inc., formerly known as CannaVest Corp. (“CV Sciences”), in its capacity as a nominal defendant, entered into a Stipulation of Settlement (the UNITED STATES DISTRICT COURT DISTRICT OF NEVADA OTILDA LAMONT, Derivatively on Behalf of CANNAVEST CORP., Plaintiff, v. MICHAEL MONA, JR., BART P. MACKAY, and LARRY RASKIN, Defendants, and CANNAVEST CORP., now known as CV Sciences, Inc. Nominal Defendant Case No. 2:15-cv-00481-RFB NOTICE OF SHAREHOLDER DERIVATIVE ACTION, PROPOSED SETTLEMENT AND SETTLEMENT HEARING Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 36 of 51

“Stipulation”) in the above-captioned shareholder derivative action1 filed in the U.S. District Court for the District of Nevada, styled Lamont v. Mona, Jr., et al., Case No. 2:15-cv-00481 (D. Nev.) (the “Derivative Action”), against certain current and former directors and officers of CV Sciences, and against CV Sciences as a nominal defendant. The Stipulation executed by counsel for the Settling Parties on April 19, 2022 and the settlement contemplated therein (the “Settlement”), including dismissal of all claims with prejudice in the Derivative Action, is subject to approval by the U.S. District Court for the District of Nevada (the “Court”). The proposed Settlement requires CV Sciences to adopt certain additional corporate governance reforms, as outlined in Exhibit A to the Stipulation, subject to Court approval. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Released Person as to the merits of any claim, allegation or defense. This notice is a summary of the Settlement only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this notice, please see the full Stipulation by visiting CV Sciences’ website at _____________________________, or contact Plaintiff’s Counsel at the address listed below. All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation. Summary The Derivative Action alleged that the Defendants willfully or recklessly made and/or caused the Company to make false or misleading representations regarding: (1) the value of the PhytoSphere acquisition; and (2) CV Sciences’ financial position and results of operations. As a result of the foregoing, the Plaintiff alleged that Defendants had breached their fiduciary duties to the Company and to its shareholders. Defendants deny each and every claim and contention alleged by Plaintiff and also expressly deny all charges of wrongdoing or liability arising out of the allegations in the Actions After the Court’s denial of Defendants’ Motion to Dismiss in substantial part and discovery proceedings undertaken, the Parties engaged in extensive settlement negotiations. The Parties memorialized their agreement as to the substantive terms of the proposed settlement in a Settlement Term Sheet on January 13, 2022. In recognition of the benefits achieved on behalf of CV Sciences in the Derivative Action, the Parties shall attempt to negotiate in good faith and with the assistance of a mediator if necessary an agreed amount of attorneys’ fees and expenses (the “Fee and Expense Award”) to be proposed to the Court prior to the Final Hearing as payment to Plaintiff’s Counsel for the benefits achieved on behalf of CV Sciences. If the Parties are unable to reach agreement, Plaintiff may make a motion to the Court seeking an award of attorneys’ fees and expenses for the benefits achieved on behalf of CV Sciences in the Derivative Action. Defendants reserve the right to oppose any such motion. 1 A derivative claim is a claim brought by a shareholder on behalf of a company, rather than on behalf of himself or herself or the other shareholders of the company. The recovery sought in a derivative action is for the benefit of the company rather than directly for individual shareholders. Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 37 of 51

The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Released Person as to the merits of any claim, allegation or defense. On _________ __, 2022, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein and providing for notice of the Settlement (the “Preliminary Approval Order”). The Preliminary Approval Order further provides that the Court will hold a hearing (“Final Hearing”), on _______ __, 2022 at _:__ a.m./p.m. before the Honorable Richard F. Boulware, II in Courtroom ___ of the United States District Court for the District of Nevada, 333 S Las Vegas Blvd, Las Vegas, NV 89101, pursuant to Federal Rule of Civil Procedure 23.1, to among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of CV Sciences and its shareholders; (ii) consider any objections to the Settlement submitted in accordance with the Notice; (iii) determine whether a Final Judgment substantially in the form attached as Exhibit C to the Stipulation should be entered dismissing all claims in the Derivative Action with prejudice and releasing the Released Claims against the Released Persons; (iv) consider the payment to Plaintiff’s Counsel of attorneys’ fees and for the reimbursement of expenses as requested in the Fee and Expense Award; (v) consider the payment to Plaintiff of a Service Award in an amount not to exceed $_______, which will be funded from the Fee and Expense Award; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement. The Court may, in its discretion, change the date and/or time of the Final Hearing without further notice to you. The Court also has reserved the right to hold the Final Hearing telephonically or remotely without further notice to you. If you intend to attend the Final Hearing, please consult the Court’s calendar and/or CV Sciences’ website at _____________________________ for any change in date, time or format of the Final Hearing. Any CV Sciences Shareholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the attached Stipulation, or to the proposed Fee and Expense Award and Service Awards, may file an objection. An objector must file with the Court a written statement of his, her or its objection(s): (a) clearly indicating that objector’s name, mailing address, daytime telephone number, and e-mail address (if any); (b) stating that the objector is objecting to the proposed Settlement and/or proposed Fee and Expense Award and Service Awards; (c) specifying the reason(s), if any, for each such objection made, including any legal support and/or evidence that such objector wishes to bring to the Court’s attention or introduce in support of such objection; and (d) identifying and supplying documentation showing how many shares of CV Sciences common stock the objector owned as of ___________, when the objector purchased or otherwise acquired such shares, and proof that the objector still owns such CV Sciences shares. The objector must file such objections and supporting documentation with the Clerk of the Court, U.S. District Court, District of Nevada, 333 S Las Vegas Blvd, Las Vegas, NV 89101, not later than twenty-one (21) days prior to the Final Hearing, and, by the same date, copies of all such papers must also be received by each of the following persons: Counsel for Plaintiff: Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 38 of 51

Gregory M. Egleston GAINEY McKENNA & EGLESTON 501 Fifth Avenue, 19th Floor New York, NY 10017 Counsel for Defendants and CV Sciences: S. Todd Neal Sean M. Sullivan Eric A. Plourde PROCOPIO, CORY, HARGREAVES & SAVITCH LLP 525 B Street, Suite 2200 San Diego, CA 92101 An objector may file an objection on his, her or its own or through an attorney hired at his, her or its own expense. If an objector hires an attorney to represent him, her or it for the purposes of making such objection pursuant to this paragraph, the attorney must effect service of a notice of appearance on the counsel listed above and file such notice with the Court no later than twenty- one (21) days before the Final Hearing. Any CV Sciences Shareholder who does not timely file and serve a written objection complying with the terms of this paragraph shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred. Any submissions by the Parties in opposition to objections or in reply shall be filed with the Court no later than seven (7) days before the Final Hearing. Any objector who files and serves a timely, written objection in accordance with the instructions above and herein, may appear at the Final Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Final Hearing, however, in order to have their objections considered by the Court. Timely objectors or their attorneys intending to appear at the Final Hearing are required to indicate in their written objection (or in a separate writing submitted to the counsel listed in the preceding paragraph no later than twenty-one (21) days prior to the Final Hearing) that they intend to appear at the Final Hearing and identify any witnesses they may call to testify and exhibits they intend to introduce into evidence at the Final Hearing. Objectors or their attorneys intending to appear at the Final Hearing must also, no later than twenty-one (21) days prior to the Final Hearing, file with the Court, and serve upon counsel listed above, a notice of intention to appear, setting forth the name and address of anyone intending to appear. Any objector who does not timely file and serve a notice of intent to appear in accordance with this paragraph shall not be permitted to appear at the Final Hearing, except for good cause shown. If you are a current holder of CV Sciences common stock and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Final Judgment of the Court and will forever be barred from raising an objection to such settlement in this or any other action or proceeding, and from pursuing any of the Released Claims. You may obtain further information by contacting Plaintiff’s Counsel at: Gregory M. Egleston, Esq., Gainey McKenna & Egleston, 501 Fifth Avenue, 19th Floor, New York, NY 10017, Telephone: (212) 983-1300; Email: gegleston@gme-law.com. Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 39 of 51

PLEASE DO NOT CALL THE COURT OR CV SCIENCES REGARDING THIS NOTICE. Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 40 of 51

EXHIBIT C Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 41 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT DISTRICT OF NEVADA OTILDA LAMONT, Derivatively on Behalf of CANNAVEST CORP., Plaintiff, v. MICHAEL MONA, JR., BART P. MACKAY, and LARRY RASKIN, Defendants, and CANNAVEST CORP., now known as CV Sciences, Inc. Nominal Defendant Case No. 2:15-cv-00481-RFB [PROPOSED] FINAL JUDGMENT Judge: Richard F. Boulware Courtroom: 7C Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 42 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1 This matter came before the Court for a hearing pursuant to the Order of this Court entered on _________ ____, 2022 (“Preliminary Approval Order”), on the application of the Parties for approval of the Settlement set forth in the Stipulation of Settlement executed by counsel for the Parties as of April 19, 2022 (the “Stipulation”). All capitalized terms used herein have the meanings set forth and defined in the Stipulation. The Court has received a declaration that: (1) the publication of the notice of settlement was issued in Investor’s Business Daily or GlobeNewswire; and (ii) the notice of settlement and stipulation of settlement was posted on the Company’s website. Therefore, due and adequate notice having been given to CV Sciences Shareholders as required by the Preliminary Approval Order, and the Court having considered all papers filed and proceedings in the Derivative Action and otherwise being fully informed of the matters herein, and good cause appearing therefore, IT IS HEREBY ORDERED, ADJUDGED AND DECREED as follows: 1. This Court has jurisdiction over the subject matter of the Derivative Action, including the terms and conditions of the Stipulation and all exhibits thereto, and over Parties to the Stipulation. 2. Based on evidence submitted by CV Sciences’ counsel, the Court finds that the Notice was posted and published according to this Court’s Preliminary Approval Order. This Court further finds that the form and content of the Notice, as previously preliminarily approved by the Court, complied with the requirements of Federal Rule of Civil Procedure 23.1, satisfied the requirements of due process, and constituted due and sufficient notice of the matters set forth therein. 3. A full opportunity has been offered to CV Sciences Shareholders to object to the proposed Settlement and to participate in the hearing thereon, and, as such, all CV Sciences Shareholders are bound by this Order. Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 43 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 2 4. The Settlement is found to be fair, reasonable, adequate and in the best interests of CV Sciences and CV Sciences Shareholders. 5. The Court finds, for settlement purposes, that: (1) the Derivative Action was properly brought as a shareholder derivative suit pursuant to Federal Rule of Civil Procedure 23.1; and (2) Plaintiff Lamont adequately represented the interests of CV Sciences Shareholders in enforcing the rights of CV Sciences. 6. The Stipulation and the terms of the proposed Settlement set forth therein are, in all respects, hereby finally approved. The Parties to the Stipulation are directed to consummate the Settlement in accordance with the terms and provisions of the Stipulation. (A) In accordance with Paragraph 1(p) of the Stipulation, for purposes of this Final Judgment the term “Released Persons” means: (a) CV Sciences and the Defendants, as well as any person, partnership, bank, firm, corporation, limited liability company, trust or other entity or organization in which CV Sciences or any Defendant has a controlling interest or which is or was related to or affiliated with any of them; and (b) with respect to each of the Persons in subsection (a), their respective past, present or future directors and officers, including but not limited to Michael Mona Jr., Bart P. MacKay, and Larry Raskin and their respective past, present or future employees, insurers, reinsurers, attorneys, agents, partners, principals, advisors, investment advisors, auditors, accountants, trustees, underwriters, investment bankers, subsidiaries, parents, successors, predecessors, heirs, Immediate Family, and anyone acting or purporting to act for or on behalf of any of them or their successors. (B) In accordance with Paragraph 1(0) of the Stipulation, for purposes of this Final Judgment the term “Released Claims” means: any and all claims, rights, demands, causes of action or liabilities of any kind, nature and character whatsoever (including, but not limited to, any claims for damages, interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses or liability whatsoever), whether based on federal, state, local, statutory or common law, or any other law, rule or regulation, Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 44 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 3 whether foreign or domestic, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, whether known or unknown including, without limitation, Unknown Claims (as defined below) (collectively “Claims”) against any of the Released Persons that have been, could have been, or could in the future be, asserted in the Derivative Action or in any other derivative action in any other forum or proceeding by any Person (including but not limited to Plaintiff) derivatively on behalf of CV Sciences, or by CV Sciences itself against any of the Released Persons that arise out of or are related, directly or indirectly, in any way to: (a) any of the facts, matters, occurrences, actions, practices, conduct, events, transactions, statements, disclosures, representations, misrepresentations, omissions, or failures to act that were involved, set forth, referred to, asserted, alleged, or that could have been alleged in the Derivative Action including, but not limited to, claims for securities law violations, breach of fiduciary duty, abuse of control, mismanagement, gross mismanagement, waste of corporate assets, unjust enrichment, contribution and indemnification, money damages, disgorgement, any and all demands, actions, damages, claims, rights or causes of action, or liabilities whatsoever; or (b) that would have been barred by res judicata had the Derivative Action been fully litigated to a final judgment, provided that Released Claims shall not include claims to enforce the Settlement. Notwithstanding the foregoing, “Released Claims” also does not include the claims asserted in the Securities Class Action, In re CannaVest Corp. Securities Litigation, 14- cv-2900 (PG) (S.D.N.Y.) 7. In accordance with Paragraph 1(s) of the Stipulation, for purposes of this Final Judgment the term “Unknown Claims” shall mean: any Released Claims that Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 45 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 4 Plaintiff, CV Sciences or any CV Sciences Shareholder (claiming in the right of, or on behalf of, CV Sciences) does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this Settlement. Unknown Claims include those claims in which some or all of the facts comprising the claim may be suspected, or even undisclosed or hidden. With respect to any and all Released Claims, Plaintiff and CV Sciences stipulate and agree that, upon the Effective Date, they shall expressly waive, and every CV Sciences Shareholder shall be deemed to have, and by operation of the Final Judgment shall have, expressly waived the provisions, rights, and benefits of California Civil Code § 1542, which provides: A general release does not extend to claims which the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her would have materially affected his or her settlement with the debtor or released party. Plaintiff and CV Sciences shall expressly waive, and every CV Sciences Shareholder shall be deemed to have, and by operation of the Final Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable or equivalent in effect to California Civil Code § 1542. Plaintiff, CV Sciences and any CV Sciences Shareholder may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but Plaintiff and CV Sciences shall expressly have, and every CV Sciences Shareholder shall be deemed to have, and by operation of the Final Judgment shall have, fully, finally, and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 46 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 5 coming into existence in the future, including, but not limited to, conduct which is negligent, reckless, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. Plaintiff and CV Sciences acknowledge, and every CV Sciences Shareholder shall be deemed by operation of the Final Judgment to have acknowledged, that the foregoing waivers were separately bargained for and a key element of the Settlement. 8. The Derivative Action and all claims contained therein, as well as all Released Claims, are hereby dismissed with prejudice in their entirety, on the merits, as against all Released Persons. Each party shall bear its own fees and costs, except as set forth herein. 9. Upon the Effective Date, Plaintiff, CV Sciences and all current and former CV Sciences Shareholders, on behalf of themselves, and each of their respective personal representatives, Immediate Family, trustees, heirs, executors, administrators, parent entities, associates, affiliates, predecessors, successors and assigns, and any other Person claiming (now or in the future) to be acting on behalf of any of them, shall be deemed to have, and by operation of this Final Judgment shall have, fully, finally, and forever released, relinquished, settled and discharged all Released Claims against the Released Persons and shall be permanently barred and enjoined from instituting, commencing, participating in, continuing, maintaining, asserting or prosecuting any Released Claim against any of the Released Persons, or assisting any Person in instituting, commencing, participating in, continuing, maintaining, asserting or prosecuting any Released Claim against any of the Released Persons. Nothing herein shall in any way impair or restrict the rights of any of the Parties to enforce the terms of this Stipulation. 10. Upon the Effective Date, the Released Persons shall be deemed to have, and by operation of the Final Judgment shall have, fully, finally, and forever released, relinquished, and discharged Plaintiff and Plaintiff’s Counsel from all claims (including Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 47 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 6 Unknown Claims), arising out of, relating to, or in connection with the defense, institution, prosecution, assertion, settlement, or resolution of the Released Claims. Nothing herein shall in any way impair or restrict the rights of any of the Parties to enforce the terms of this Stipulation. 11. Plaintiff’s Counsel in the action is hereby awarded attorneys’ fees and a reimbursement of expenses collectively totaling $_________ (“Fee and Expense Award”). This Court finds that this amount is fair and reasonable under the facts and circumstances of this case. Payment of such award of attorneys’ fees and reimbursement of expenses shall be made in accordance with the provisions of the Stipulation. 12. Plaintiff is awarded a Service Award in the amount of $_______, which shall be funded from the Fee and Expense Award. 13. This Final Judgment, the Stipulation and all of its provisions, and any negotiations, proceedings or agreements relating to the Stipulation and the Settlement, and any matters arising in connection with such negotiations, proceedings or agreements, and any acts performed or documents executed pursuant to or in furtherance of this Stipulation: a) shall not be offered or received against any of the Released Persons as evidence of a presumption, concession, or admission of any kind; b) shall not be offered or received against any of the Released Persons as evidence of an admission by any of those Released Persons with respect to the truth of any fact alleged in the Derivative Action or the validity of any Released Claim, or the deficiency of any defense that has been or could have been asserted, or of any liability, negligence, fault, or wrongdoing of the Released Persons; c) shall not be offered or received against the Released Persons as evidence of any fault, misrepresentation, omission or other actionable conduct with respect to any statement or written document approved or made by any of the Released Persons; Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 48 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 7 d) shall not be offered or received against the Released Persons as evidence of any liability, negligence, fault or wrongdoing, or in any way referred to for any other reason as against any of the Released Persons, in any other civil, criminal or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation; provided, however, that if this Stipulation is approved by the Court, the Released Persons may refer to it to effectuate the release of Released Claims and other liability protections granted them hereunder; e) shall not be construed against any of the Released Persons as an admission or concession that the consideration to be given hereunder represents the amount that could be or would have been recovered after trial; f) shall not be construed as or received in evidence as an admission, concession or presumption against Plaintiff that any of her claims are without merit, or that any defenses asserted by the Defendants have any merit, or that damages recoverable in the Derivative Action would not have exceeded the Settlement Amount; and g) shall not, in the event of a Termination, be used by any Party for any purpose in any trial in the Derivative Action, provided that, any Party may file or introduce this Stipulation and/or the Final Judgment in any action or proceeding that may be brought to enforce the terms of this Stipulation and/or the Final Judgment, or any action or proceeding related to rights or claims of Defendants relating to indemnification and/or advancement in connection with the Derivative Action. 14. Except in the event of a Termination, the Parties agree not to assert under Rule 11 of the Federal Rules of Civil Procedure or any similar law, rule or regulation, that the Derivative Action was brought or defended in bad faith or without a reasonable basis. The Parties agree that the terms of this Settlement were negotiated at arms’ length and in good faith by the Parties and reflect a settlement that was reached voluntarily based upon adequate information and after consultation with their respective experienced legal counsel. Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 49 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 8 15. Without in any way affecting the finality of this Final Judgment, this Court shall retain jurisdiction over the Parties to the Stipulation and the Released Parties with respect to all matters related to the Derivative Action and over all proceedings related to the implementation and enforcement of the terms of the Stipulation, including all matters pertaining to requests for attorneys’ fees and expenses. 16. Any order regarding an award of attorneys’ fees and expenses, or any appeal, modification or change of such an order, shall in no way disturb or affect the finality of this Final Judgment and shall be considered separate from this Final Judgment. 17. This Settlement shall be a final and complete resolution of all disputes among the parties. No party to the Stipulation may assert in any forum that the Derivative Action was brought, commenced or prosecuted by the Plaintiff or her counsel in bad faith or that the Derivative Action was not filed or raised in good faith or was not settled voluntarily after negotiating at arm’s-length and in good faith after consultation with competent legal counsel. 18. Nothing in this Final Judgment constitutes or reflects a waiver, release or discharge of any rights or claims of Defendants against their insurers, or their insurers’ subsidiaries, predecessors, successors, assigns, affiliates, or representatives. 19. The Parties are hereby authorized, without further approval of the Court, to unanimously agree to and adopt in writing such amendments, modifications, and expansions of the Stipulation and all exhibits attached thereto, provided that such amendments, modifications, and expansions of the Stipulation are done in accordance with the terms of Paragraph 20 of the Stipulation, are not materially inconsistent with this Final Judgment and do not materially limit the rights of CV Sciences Shareholders or the Released Persons under the Stipulation. 20. In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, then this Final Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 50 of 51

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 9 vacated, and in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation, and the provisions of Paragraph 16 of the Stipulation shall apply. 21. The provisions of this Final Judgment constitute a full and complete adjudication of the matters considered and adjudged herein, and the Court determines that there is no just reason for delay in the entry of judgment. The Clerk is hereby directed to immediately enter this Final Judgment. IT IS SO ORDERED: ____________________________ The Honorable Richard F. Boulware United States District Court Judge Case 2:15-cv-00481-RFB-VCF Document 105-3 Filed 06/01/22 Page 51 of 51